                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 10, 2001

                                ----------------

                                FEDEX CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                         COMMISSION FILE NUMBER 1-15829

          DELAWARE                                      62-1721435
(STATE OR OTHER JURISDICTION OF                      (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                     IDENTIFICATION NO.)

942 SOUTH SHADY GROVE ROAD, MEMPHIS, TENNESSEE                    38120
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (901) 818-7200
                                ----------------

                           FEDERAL EXPRESS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                          COMMISSION FILE NUMBER 1-7806

           DELAWARE                                     71-0427007
(STATE OR OTHER JURISDICTION OF                      (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                     IDENTIFICATION NO.)

3610 HACKS CROSS ROAD, MEMPHIS, TENNESSEE                         38125
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (901) 369-3600



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ITEM 5.  OTHER EVENTS.

     On January 10, 2001, FedEx Corporation publicly announced that its subsidiary, Federal Express Corporation, entered into two service contracts with the U.S. Postal Service - one for domestic air transportation of postal express shipments, the other for placement of FedEx drop boxes at U.S. post offices. A copy of the press release, dated January 10, 2001, is attached hereto as Exhibit
99.1 and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)       Exhibits

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

EXHIBIT
NUMBER                     DESCRIPTION
------                     -----------
10.1                       Transportation Agreement dated January 10, 2001
                           between The United States Postal Service and Federal
                           Express Corporation. Confidential treatment has been requested for confidential commercial and financial information, pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

10.2 Retail Agreement dated January 10, 2001 between The United States Postal Service and Federal Express Corporation. Confidential treatment has been requested for confidential commercial and financial information, pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

99.1                       Press Release of FedEx Corporation dated
                           January 10, 2001.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                  FEDEX CORPORATION

Date:  January 12, 2001
                                  By:  /s/   James S. Hudson
                                       -----------------------
                                       James S. Hudson
                                       Corporate Vice President -
                                       Strategic Financial Planning and Control



                                  FEDERAL EXPRESS CORPORATION

Date:  January 12, 2001
                                  By:  /s/   Michael W. Hillard
                                       ------------------------
                                       Michael W. Hillard
                                       Vice President and Controller


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                                  EXHIBIT INDEX


EXHIBIT       DESCRIPTION
-------       -----------
10.1          Transportation Agreement dated January 10, 2001 between The United
              States Postal Service and Federal Express Corporation.
              Confidential treatment has been requested for confidential commercial and financial information, pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

10.2          Retail Agreement dated January 10, 2001 between The United States
              Postal Service and Federal Express Corporation. Confidential treatment has been requested for confidential commercial and financial information, pursuant to Rule 24b-2 under the Securities
              Exchange Act of 1934, as amended.

99.1          Press Release of FedEx Corporation dated January 10, 2001.


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